                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38126) of Ariel Corporation of our report, dated February 21, 2001, except as to Notes 3 and 20, which are as of March 28, 2001, relating to the consolidated financial statements, which appears in this Form 10-K.

Florham Park, New Jersey

March 30, 2001

                                      F-26